Financial risk management (Detail 1) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Disclosure Of Financial Risk Management [Line Items]
Cash and cash equivalents	$ 719,897	$ 425,172	$ 536,160	$ 468,092
Trade and other receivables	572,024	496,713
Derivative financial assets	140	2,874
Other assets	29,607	18,805
Maximum exposure to credit risk	1,420,757	1,072,883
Financial assets	$ 99,089	$ 129,319